UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2021

Enjoy Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39800	98-1566891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 Hillview Ave Palo Alto, California		94304
(Address of principal executive offices)		(Zip Code)

(888) 463-6569

(Registrant’s telephone number, including area code)

Marquee Raine Acquisition Corp.

65 East 55th Street, 24th Floor

New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ENJY	The Nasdaq Stock Market LLC
Warrants to purchase common stock	ENJYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Domestication and Merger Transaction

As previously announced, Marquee Raine Acquisition Corp. (“MRAC” and, after the Domestication as described below, “New Enjoy” or the “Company”), a Cayman Islands exempted company, previously entered into an Agreement and Plan of Merger, dated as of April 28, 2021 and amended on July 23, 2021 and September 13, 2021 (the “Merger Agreement”), by and among MRAC, MRAC Merger Sub Corp., a Delaware corporation and a direct wholly owned subsidiary of MRAC (“Merger Sub”), and Enjoy Technology Operating Corp. (f/k/a Enjoy Technology Inc.), a Delaware corporation (“Enjoy”).

On October 14, 2021, as contemplated by the Merger Agreement and described in the section titled “Domestication Proposal” beginning on page 135 of the final prospectus and definitive proxy statement, dated September 14, 2021 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), MRAC filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which MRAC was domesticated and continues as a Delaware corporation, changing its name to “Enjoy Technology, Inc.” (the “Domestication”).

As a result of and upon the effective time of the Domestication, among other things, (1) each then issued and outstanding Class A ordinary share, par value $0.0001 per share, of MRAC (the “MRAC Class A Ordinary Shares”), converted automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of New Enjoy (the “New Enjoy Common Stock”); (2) each then issued and outstanding Class B ordinary share, par value $0.0001 per share, of MRAC (the “MRAC Class B Ordinary Shares”) converted automatically, on a one-for-one basis, into a share of New Enjoy Common Stock; (3) each then issued and outstanding warrant of MRAC (the “MRAC Warrants”) converted automatically into a warrant to acquire one share of New Enjoy Common Stock (the “New Enjoy Warrants”) pursuant to the Warrant Agreement, dated December 17, 2020, between MRAC and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent; and (4) each then issued and outstanding unit of MRAC (the “MRAC Units”) was separated and converted automatically into one share of New Enjoy Common Stock and one-fourth of one New Enjoy Warrant. No fractional shares were issued upon exercise of the New Enjoy Warrants.

On October 15, 2021 (the “Closing Date”), as contemplated by the Merger Agreement and described in the section titled “The Business Combination Proposal” beginning on page 90 of the Proxy Statement/Prospectus, New Enjoy consummated the merger transaction contemplated by the Merger Agreement, following approval at an extraordinary general meeting of the shareholders of MRAC held on October 13, 2021 (the “Special Meeting”), whereby Merger Sub merged with and into Enjoy, the separate corporate existence of Merger Sub ceasing and Enjoy being the surviving corporation and a wholly owned subsidiary of New Enjoy (the “Merger” and, together with the Domestication, the “Business Combination”).

Immediately prior to the effective time of the Merger, (1) each share of Enjoy’s (a) Series A preferred stock, par value $0.00001 per share, (b) Series B preferred stock, par value $0.00001 per share, and (c) Series C preferred stock, par value $0.00001 per share (collectively, the “Enjoy Preferred Stock”), converted into one share of common stock, par value $0.00001 per share, of Enjoy (the “Enjoy Common Stock” and, together with Enjoy Preferred Stock, the “Enjoy Capital Stock”) (such conversion, the “Enjoy Preferred Conversion”) and (2) all of the outstanding warrants to purchase shares of Enjoy Capital Stock were exercised in full, with the exception of the warrant to purchase 336,304 shares of Enjoy Preferred Stock held by TriplePoint Venture Growth BDC Corporation, which was converted into a warrant to purchase 115,875 shares of New Enjoy Common Stock at an exercise price of $6.90 per share (“TriplePoint Warrant”).

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference, as amended by the First Amendment to the Merger Agreement and Second Amendment to the Merger Agreement, copies of which are attached hereto as Exhibit 2.2 and 2.3, respectively, and are incorporated by reference.

PIPE Investment

In connection with the execution of the Merger Agreement, MRAC entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”) pursuant to which the PIPE Investors agreed to purchase, in the aggregate, approximately 8 million shares of New Enjoy Common Stock at $10.00 per share for an aggregate commitment amount of approximately $80 million (the “PIPE Investment”). Pursuant to the Subscription Agreements, New Enjoy agreed to provide the PIPE Investors with certain registration rights with respect to the shares purchased as part of the PIPE Investment. The PIPE Investment was consummated substantially concurrently with the closing of the Business Combination (the “Closing”).

A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal—Related Agreements—Subscription Agreements” beginning on page 106 of the Proxy Statement/Prospectus. The foregoing description of the Subscription Agreements is a summary only and is qualified in its entirety by the full text of the form of Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Backstop Agreements

On the Closing Date, certain investors (the “Backstop Investors”) purchased, in the aggregate, 5,500,906 shares of New Enjoy Common Stock (the “Backstop Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of approximately $55,009,060, pursuant to the backstop agreements, dated September 13, 2021 (the “Backstop Agreements”). Pursuant to the Backstop Agreements, New Enjoy agreed to provide certain registration rights to the Backstop Investors with respect to the Backstop Shares.

A description of the Backstop Agreements is included in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal—Related Agreements—Backstop Agreements” beginning on page 107 of the Proxy Statement/Prospectus. The foregoing description of the Backstop Agreements is a summary only and is qualified in its entirety by the full text of the form of Backstop Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Terms used but not defined in this Report, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On October 15, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, New Enjoy, the Sponsor, certain former stockholders of Enjoy, (the “Existing Holders”), certain new holders of Enjoy (the “New Holders”), and the other parties thereto entered into the amended and restated registration rights agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 106 titled “Business Combination Proposal—Related Agreements—Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, a copy of which is included as Exhibit 10.4 and is incorporated herein by reference.

Indemnity Agreements

In connection with the Business Combination, on the Closing Date, New Enjoy entered into indemnity agreements with each of its directors and executive officers. These indemnity agreements require New Enjoy to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of New Enjoy’s directors or executive officers or any other company or enterprise to which the person provides services at New Enjoy’s request.

The foregoing description of the indemnity agreements is qualified in its entirety by the full text of the form of indemnity agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Report.

As of the Closing Date and following the closing of the Business Combination, New Enjoy had the following outstanding securities:

•	119,171,866 shares of New Enjoy Common Stock;

•	15,660,417 New Enjoy Warrants, each exercisable for one share of New Enjoy Common Stock at a price of $11.50 per share; and

•	TriplePoint Warrant, exercisable for one 115,875 shares of New Enjoy Common Stock at a price of $6.90 per share.

FORM 10 INFORMATION

Prior to the Closing, New Enjoy was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, New Enjoy became a holding company whose only assets consist of equity interests in Enjoy Technology Operating Corp. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as MRAC was immediately before the Merger, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, New Enjoy is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Report, or some of the information incorporated herein by reference, contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations of New Enjoy. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strategy,” “strive,” “target,” “will,” “ will be,” “will continue,” “would,” “will likely result” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When New Enjoy discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, New Enjoy’s management. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond New Enjoy’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of New Enjoy’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. These risks and uncertainties include, but are not limited to:

•	the projected financial information, anticipated growth rate, and market opportunity of New Enjoy;

•	New Enjoy’s public securities’ potential liquidity and trading;

•	New Enjoy’s ability to raise financing in the future;

•	New Enjoy’s success in retaining or recruiting, or changes required in, New Enjoy’s officers, key employees or directors following the completion of the Business Combination;

•	the impact of the regulatory environment and complexities with compliance related to such environment;

•	the impact of the COVID-19 pandemic;

•	the ability of New Enjoy to evaluate future prospects of its strategy for delivering products and services;

•	the ability of New Enjoy to develop and maintain an effective system of internal controls over financial reporting;

•	the ability of New Enjoy to grow market share in its existing markets or any new markets it may enter;

•	the ability of New Enjoy to respond to general economic conditions;

•	the impact of economic downturns and other macroeconomic conditions or trends;

•	the impact of consumer discretionary spending;

•	the health of the mobile retail industry;

•	risks associated with New Enjoy’s assets and increased competition in the global mobile retail market;

•	the ability of New Enjoy to manage its growth effectively;

•	the ability of New Enjoy to achieve and maintain profitability in the future;

•	the ability of New Enjoy to maintain existing commercial relationships and successfully enter into new commercial relationships;

•

the ability of New Enjoy to access sources of capital, including debt financing and securitization funding to finance its leased warehouses and inventories and other sources of capital to finance operations and growth;

•	the ability of New Enjoy to maintain and enhance its products and brand, and to attract Consumers;

•	the ability of New Enjoy to maintain or enhance current Customer and Consumer satisfaction and trust levels;

•	the ability of New Enjoy to manage, develop and refine its technology platform, including its Mobile Store;

•	the ability of New Enjoy to recruit and maintain experienced and highly-skilled Experts;

•	the success of strategic relationships with third parties; and

•	other factors detailed under the section titled “Risk Factors” beginning on page 24 of the Proxy Statement/Prospectus and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by New Enjoy from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on New Enjoy. There can be no assurance that future developments affecting New Enjoy will be those that New Enjoy has anticipated. New Enjoy undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business and Properties

New Enjoy’s business and properties are described in the Proxy Statement/Prospectus in the section titled “Information About Enjoy” beginning on page 205, which is incorporated herein by reference.

Risk Factors

The risks associated with New Enjoy’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 24 and are incorporated herein by reference.

Selected Historical Financial Information

The unaudited financial statements of Enjoy as of June 30, 2021 and for the six months ended June 30, 2021 and 2020 and the audited financial statements as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 are set forth in the Proxy Statement/Prospectus beginning on page F-43 and are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of MRAC and Enjoy as of June 30, 2021 and for the year ended December 31, 2020 and the six months ended June 30, 2021 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 224 in the section titled “Enjoy Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 246 in the section titled “Enjoy Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of New Enjoy Common Stock as of the Closing Date, after given effect to the consummation of the Business Combination, PIPE Investment and CS Equity Fee, as defined below, by:

•	each person who is known to be the beneficial owner of more than 5% of shares of New Enjoy Common Stock;

•	each of New Enjoy’s named executive officers and directors; and

•	all current executive officers and directors of New Enjoy as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated, New Enjoy believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Ownership
5% or Greater Stockholders:
LCH Enjoir L.P.(2)	16,615,259	13.9%
SCP Venture Fund I, L.P.(3)	9,248,980	7.7%
Marquee Raine Acquisition Sponsor LP(4)	9,268,750	7.8%
Executive Officers and Directors:
Tim Cawley(5)	454,375	*
Kristina Eastman	344,556	*
Fred Harman(6)	5,264,509	4.4%
Ron Johnson(7)	19,615,172	16.4%
Jonathan Mariner	20,602	*
Thomas Ricketts	—	—
Brett Varsov	—	—
Salaam Coleman Smith	—	—
Denise Young Smith	—	—
Gideon Yu(8)	137,822	*
All directors and executive officers as a group (12 individuals)	60,970,025	54.4%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Enjoy Technology, Inc. 3240 Hillview Ave, Palo Alto, CA 94304.

(2)

LCH Partners GP L.P. is the general partner of LCH Enjoir L.P. (“LCH”) and LCH Partners Limited is the general partner of LCH Partners GP L.P. The management of LCH Partners Limited is controlled by a board of directors. J. Michael Chu is a director of LCH Partners Limited and as such could be deemed to share voting control and investment power over shares that may be deemed to be beneficially owned by LCH. Mr. Chu disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of the entities and individuals mentioned in this footnote is 599 West Putnam Avenue, Greenwich, CT 06830.

(3)

SCP Venture GP I, LLC is the general partner of SCP Venture Fund I, L.P. (“SCP”), the sole member and manager of which is Stamos Capital Associates, LLC. The managing member of Stamos Capital Associates, LLC is Peter Stamos. As such, Mr. Stamos could be deemed to share voting control and investment power over shares that may be deemed to be beneficially owned by SCP. Mr. Stamos disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The principal business address for all entities and individuals affiliated with SCP is 2498 Sand Hill Road, Menlo Park, California 94025.

(4)

Marquee Raine Acquisition Sponsor GP Ltd. is the general partner of Marquee Raine Acquisition Sponsor LP. Voting and investment decisions at Marquee Raine Acquisition Sponsor GP Ltd. are made by its board of directors consisting of Brandon Gardner, Crane H. Kenney, Thomas Ricketts and Brett Varsov. Raine Holdings AIV LLC is the sole member of Raine SPAC Holdings LLC, which, in turn, is the sole member of Raine RR SPAC SPV I LLC, which owns a 50% interest in each of Marquee Raine Acquisition Sponsor GP Ltd. and Marquee Raine Acquisition Sponsor LP. Ricketts SPAC Investment LLC is the manager of Marquee Sports Holdings SPAC I, LLC, which owns a 50% interest in each of Marquee Raine Acquisition Sponsor GP Ltd. and Marquee Raine Acquisition Sponsor LP. Based upon the relationships among the entities described in this footnote, such entities may be deemed to beneficially own the securities reported herein. Each of the entities described in this footnote disclaims beneficial ownership of the securities held directly or indirectly by such entities, except to the extent of their respective pecuniary interests

(5)	Consists of 454,375 shares of New Enjoy Common Stock issuable to Mr. Cawley pursuant to vested options exercisable within 60 days of October 15, 2021.

(6)

Mr. Harman, a director for the Company, is a managing partner of Oak Investment Partners XIII, Limited Partnership, a Delaware limited partnership (“Oak”), and, as such, may be deemed to possess shared beneficial ownership of any shares of common stock held by Oak. The business address for Oak is 901 Main Avenue, Suite 600, Norwalk, CT 06851. Mr. Harman disclaims beneficial ownership of the shares held by Oak except to the extent of his pecuniary interest in the shares.

(7)

Consists of (i) 1,555,673 shares of New Enjoy Common Stock held by The Johnson 2011 Trust, as nominee for The Johnson 2011 Irrevocable Children’s Trust, of which Mr. Johnson is a co-trustee, and (ii) 18,059,499 shares of New Enjoy Common Stock.

(8)	Consists of 137,822 shares of New Enjoy Common Stock issuable to Mr. Yu pursuant to vested options exercisable within 60 days of October 15, 2021.

Directors and Executive Officers

New Enjoy’s directors and executive officers after the consummation of the Business Combination are described, other than Tiffany Meriweather, New Enjoy’s Chief Legal Officer and Corporate Secretary, in the Proxy Statement/Prospectus in the sections titled “Director Election Proposal” beginning on page 144 and “Management of New Enjoy Following the Business Combination” beginning on page 248 and that information is incorporated herein by reference. The biographical information about Ms. Meriweather is set forth under Item 5.02 of this Report and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of New Enjoy’s executive officers for the year ended December 31, 2020, is described in the Proxy Statement/Prospectus in the sections titled “Executive Compensation” beginning on page 254 and that information is incorporated herein by reference.

Director Compensation

The compensation of New Enjoy’s directors is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation—2020 Director Compensation Table” beginning on page 257 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of New Enjoy are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 263 and are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Information About Enjoy—Legal Proceedings” beginning on page 197, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

MRAC units, MRAC Class A Ordinary Shares and MRAC Public Warrants were historically listed on Nasdaq under the symbols “MRAC.U” and “MRAC” and “MRACW,” respectively. Shares of New Enjoy Common Stock and New Enjoy Warrants began trading on The Nasdaq Capital Market under the symbol “ENJY” and “ENJYW,” respectively, on October 18, 2021, in lieu of the ordinary shares, warrants and units of MRAC.

In connection with the Closing, each MRAC unit was separated into its components, which consisted of one MRAC Class A Ordinary Share and one-fourth of one redeemable MRAC Warrant, and such units no longer exist. As of the Closing Date and following the completion of the Business Combination, New Enjoy had 119,171,866 shares of the Common Stock issued and outstanding held of record by 628 holders, 15,660,417 Warrants outstanding held of record by 30 holders, and the TriplePoint Warrant outstanding held of record by one holder.

New Enjoy has not paid any cash dividends on its shares of common stock to date. It is the present intention of New Enjoy’s board of directors to retain all earnings, if any, for use in New Enjoy’s business operations and, accordingly, New Enjoy’s board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon New Enjoy’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of New Enjoy’s board of directors. Further, the ability of New Enjoy to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by New Enjoy of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of New Enjoy’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of New Enjoy Securities” beginning on page 273 and is incorporated by reference herein.

Indemnification of Directors and Officers

In connection with the Business Combination, New Enjoy entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by New Enjoy of certain expenses and costs relating to claims, suits or proceedings arising from service to New Enjoy or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnity agreements, a form of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Report is incorporated by reference herein.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Report relating to the changes in certifying accountant.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above with respect to the Subscription Agreements and the Backstop Agreements are incorporated by reference into this Item 3.02. The disclosure set forth under Item 8.01 with respect to the Equity Fee Agreement is incorporated by reference into this Item 3.01.

New Enjoy issued the foregoing shares of common stock in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption from registration afforded by Section 4(a)(2) thereof.

Item 3.03. Material Modification to Rights of Security Holders.

Immediately prior to the consummation of the Business Combination, New Enjoy filed a Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and the general effect upon the rights of holders of MRAC’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “Domestication Proposal” beginning on page 135 and “Organizational Documents Proposal” beginning on page 138, which are incorporated by reference herein.

The disclosures set forth under the Introductory Note and in Item 2.01 of this Report are also incorporated herein by reference. A copy of the Certificate of Incorporation is included as Exhibit 3.1 to this Report and incorporated by reference herein.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On October 15, 2021, the audit committee of New Enjoy’s board of directors dismissed WithumSmith+Brown, PC (“Withum”), MRAC’s independent registered public accounting firm prior to the Business Combination, as New Enjoy’s independent registered public accounting firm.

The report of Withum on the financial statements of MRAC as of December 31, 2020, and for the period from October 16, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about New Enjoy’s ability to continue as a going concern.

During the period from October 16, 2020 (inception) to December 31, 2020 and subsequent interim period through October 15, 2021, there were no disagreements between MRAC and Withum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on MRAC’s financial statements for such period.

During the period from October 16, 2020 (inception) to December 31, 2020 and subsequent interim period through October 15, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with MRAC’s initial public offering, which resulted in the restatement of MRAC’s financial statements as set forth in Amendment No. 1 to MRAC’s Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 13, 2021.

New Enjoy has provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish New Enjoy with a letter addressed to the SEC stating whether it agrees with the statements made by New Enjoy set forth above. A copy of Withum’s letter, dated October 15, 2021, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On October 15, 2021, the audit committee of New Enjoy’s board of directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as New Enjoy’s independent registered public accounting firm to audit New Enjoy’s consolidated financial statements as of and for the year ended December 31, 2021. PwC served as independent registered public accounting firm of Enjoy prior to the Business Combination. During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through October 15, 2021, New Enjoy did not consult with PwC with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that PwC concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.01. Changes in Control of Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Report is incorporated by reference herein.

As a result of the completion of the Business Combination pursuant to the Business Combination Agreement, a change of control of MRAC has occurred, and the shareholders of MRAC as of immediately prior to the Closing held 12.5% of the outstanding shares of New Enjoy Common Stock immediately following the Closing.

Item 8.01. Other Events.

Equity Fee Agreement

On the Closing Date, the Company and Credit Suisse Securities (USA) LLC (“CS”) entered into an equity fee agreement (the “Equity Fee Agreement”) whereby the Company agreed to issue CS 450,000 shares New Enjoy Common Stock (“CS Equity Fee”) as partial payment of the aggregate fee payable to CS in connection with the services provided by CS in connection with the Business Combination, with the remaining amount of the aggregate fee payable in cash.

The foregoing description of the Equity Fee Agreement is a summary only and is qualified in its entirety by the full text of the form of Equity Fee Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Enjoy as of and for the years ended December 31, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-43 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited consolidated financial statements of Enjoy as of and for the six months ended June 30, 2021 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-75 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The audited consolidated financial statements of MRAC as of and for the year ended December 31, 2020 and as of and for the period from October 16, 2020 (MRAC’s inception) to December 31, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 of the Proxy Statement/Prospectus and are incorporated herein by reference.

The unaudited consolidated financial statements of MRAC as of and for the six months ended June 30, 2021 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-22 of the Proxy Statement/Prospectus and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of New Enjoy as of June 30, 2020 and for the year ended December 31, 2019 and the six months ended June 30, 2020 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits.

		Incorporated by References
Exhibit Number	Description	Schedule/Form	File No.	Exhibit	Filing Date

2.1	Agreement and Plan of Merger, dated as of April 28, 2021, by and among Marquee Raine Acquisition Corp., MRAC Merger Sub Corp. and Enjoy Technology Inc.	S-4/A	333-256147	2.1	September 14, 2021

2.2	First Amendment to Agreement and Plan of Merger, dated as of July 23, 2021, by and among Marquee Raine Acquisition Corp., MRAC Merger Sub Corp. and Enjoy Technology Inc.	S-4/A	333-256147	2.2	September 14, 2021

2.3	Second Amendment to Agreement and Plan of Merger, dated as of September 13, 2021, by and among Marquee Raine Acquisition Corp., MRAC Merger Sub Corp. and Enjoy Technology Inc.	S-4/A	333-256147	2.3	September 14, 2021

		Incorporated by References
Exhibit Number	Description	Schedule/Form	File No.	Exhibit	Filing Date

3.1*	Certificate of Incorporation of New Enjoy.

3.2*	Bylaws of New Enjoy.

4.1	Specimen Warrant Certificate.	S-1	333-250997	4.3	November 27, 2020

4.2	Specimen Common Stock Certificate of New Enjoy.	S-4/A	333-256147	4.5	September 14, 2021

10.1	Form of Subscription Agreement	S-4/A	333-256147	10.1	September 14, 2021

10.2	Form of Backstop Agreement.	S-4/A	333-256147	10.13	September 14, 2021

10.3*	Equity Fee Agreement.

10.4	Amended and Restated Registration Rights Agreement, dated October 15, 2021, by and among New Enjoy, Marquee Raine Acquisition Sponsor LP, certain former stockholders of Enjoy and the other parties set forth on the signature pages thereto.	S-4/A	333-256147	10.2	September 14, 2021

10.5*	Form of Indemnification Agreement.

10.6*+	Non-Employee Director Compensation Policy.

10.7*+	Johnson Continuing Letter, dated October 20, 2021, by and between New Enjoy and Ron Johnson.

10.8*+	Offer Letter, dated October 20, 2021, by and between New Enjoy and Jonathan Mariner.

Incorporated by References
Exhibit Number	Description	Schedule/Form	File No.	Exhibit	Filing Date

10.9*+	Offer Letter, dated October 20, 2021, by and between New Enjoy and Fareed Khan.

10.10*+	Offer Letter, dated October 20, 2021, by and between New Enjoy and Tiffany Meriweather.

10.12+	Form of New Enjoy 2021 Incentive Award Plan.	S-4/A	333-256147	10.11	September 14, 2021

10.13+	Form of New Enjoy 2021 Employee Stock Purchase Plan.	S-4/A	333-256147	10.12	September 14, 2021

16.1*	Letter from WithumSmith+Brown, PC, dated October 15, 2021

99.1*	Unaudited pro forma condensed combined financial information of New Enjoy as of June 30, 2021 and for the year ended December 31, 2020 and the six months ended June 30, 2021.

99.2**	Press release, dated October 15, 2021.

99.3**	Press release, dated October 18, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

*	Filed herewith.
**	Furnished herewith.

†

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENJOY TECHNOLOGY, INC.
Dated: October 21, 2021

	By:	/s/ Fareed Khan
Fareed Khan
Chief Financial Officer